Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of January 12, 2015, by and between FLEXSTEEL INDUSTRIES, INC., a Minnesota corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of April 14, 2010, as amended from time to time ("Credit Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

1.          Section 1.1. (a) is hereby amended (a) by deleting "June 30, 2016" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "December 31, 2016," and (b) by deleting "Twenty Five Million Dollars ($25,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "Sixty Five Million Dollars ($65,000,000.00)," with such changes to be effective upon the execution and delivery to Bank of a promissory note dated as of January 12, 2015 (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank to evidence such change.

2.          The following is hereby added to the Credit Agreement as Section 4.9. (c):

“(c)     Total Funded Debt to EBITDA not greater than 2.5. to 1.0 as of each fiscal quarter end, determined on a trailing 12-month basis, with "Funded Debt" defined as total interest bearing debt plus issued standby letters of credit divided by earnings before interest, taxes, depreciation and amortization.”

3.          Section 5.2. is hereby deleted in its entirety, and the following substituted therefor:

"SECTION 5.2. CAPITAL EXPENDITURES. Make any additional investment in fixed assets in excess of an aggregate of $100,000,000.00 for fiscal year ending 2015 and $50,000,000.00 for fiscal year ending 2016.”

4.          Section 5.3. is hereby deleted in its entirety, and the following substituted therefor:

“SECTION 5.3. OTHER INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except (a) the liabilities of Borrower to Bank, (b) any other liabilities of Borrower existing as of, and disclosed to Bank prior to, the date hereof, and (c) any obligations to American Trust and Savings Bank not to exceed $10,000,000.00.”

5.          Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

6.          Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

7.          Borrower acknowledges receipt of a copy of this Amendment signed by the parties hereto.

IMPORTANT:  READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

FLEXSTEEL INDUSTRIES, INC.		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Timothy E. Hall	By:	/s/ James J. Hilgenberg
	TIMOTHY E. HALL, SR. VP FINANCE, CFO, SECRETARY, TREASURER		JAMES J. HILGENBERG, VICE PRESIDENT

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